                                                                 EXHIBIT 10(p)



                                  THIRD AMENDMENT TO
                     FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT") dated as of the 21st day of June, 1999, by and among PLAINS RESOURCES INC., a Delaware corporation (the "COMPANY"), ING (U.S.) CAPITAL LLC, successor in interest to ING (U.S.) CAPITAL CORPORATION, as Agent ("AGENT"), and the Lenders under the Original Agreement (as defined herein).

                                 W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 22, 1998, as amended by a First Amendment to Fourth Amended and Restated Credit Agreement dated November 17, 1998 and a Second Amendment to Fourth Amended and Restated Credit Agreement dated March 15, 1999 (as amended, the "ORIGINAL AGREEMENT") for the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                       ARTICLE I. -- DEFINITIONS AND REFERENCES

     Section 1.1. TERMS DEFINED IN THE ORIGINAL AGREEMENT. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section 1.2. OTHER DEFINED TERMS. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "AMENDMENT" means this Third Amendment to Fourth Amended and Restated Credit Agreement.

          "AMENDMENT DOCUMENTS" means this Amendment.

          "CREDIT AGREEMENT" means the Original Agreement as amended hereby.

                              ARTICLE II. -- AMENDMENTS

     Section 2.1. DEFINITIONS. The definition of "Revolving Credit Termination Date" set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:

          "REVOLVING CREDIT TERMINATION DATE" shall mean the earlier of (a) July 1, 2001 and (b) the date on which the Commitment is reduced to zero or terminated pursuant to Section 2.03 hereof.

     Section 2.2. REPAYMENT OF TERM LOANS. Section 3.01(b) of the Original Agreement is hereby amended in its entirety to read as follows:

          (b) The Company will repay the principal of the Term Loans in sixteen installments payable on each Quarterly Date beginning October 1, 2001, with the final installment being due and payable on or before July 1, 2005.
     Each such installment shall be equal to one-sixteenth of the original principal amount of the Term Loans as of the Revolving Credit Termination Date. In any event all unpaid principal and interest shall be due and payable in full on the final maturity of July 1, 2005. As set forth in
     Section 2.07(c), all optional and mandatory prepayments made on the Term Loans shall be applied to the scheduled installments in inverse order of their maturity.

                     ARTICLE III. -- CONDITIONS OF EFFECTIVENESS

     Section 3.1. EFFECTIVE DATE. This Amendment shall become effective as of the date first above written when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and each Lender, and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

          (A) OFFICER'S CERTIFICATE. A certificate of a duly authorized officer of the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

          (B) SUPPORTING DOCUMENTS. Such supporting documents as Agent may reasonably request.

                    ARTICLE IV. -- REPRESENTATIONS AND WARRANTIES

     Section 4.1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. In order to induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

          (a) The representations and warranties contained in Section 7 of the Original Agreement, are true and correct at and as of the time of the effectiveness hereof, subject to the amendment of certain of the Schedules to the Credit Agreement as attached hereto. No Default has occurred and is continuing.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                             ARTICLE V. -- MISCELLANEOUS

     Section 5.1. RATIFICATION OF AGREEMENTS. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     Section 5.2. RATIFICATION OF SECURITY DOCUMENTS. The Company, Agent and Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     Section 5.3. SURVIVAL OF AGREEMENTS. All representations, warranties, covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     Section 5.4. BASIC DOCUMENTS. This Amendment and each of the other Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     Section 5.5. GOVERNING LAW. THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

     Section 5.6. COUNTERPARTS. This Amendment and each of the other Amendment Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                   PLAINS RESOURCES INC.

                                   By: /s/ Michael R. Patterson
                                      --------------------------------------
                                        Name: Michael R. Patterson
                                        Title: Vice President

                                   ING (U.S.) CAPITAL LLC,
                                   as Agent and a Lender

                                   By: /s/ Peter Y. Clinton
                                      --------------------------------------
                                        Name: Peter Y. Clinton
                                        Title: Senior Vice President


                                   BANKBOSTON, N.A., Lender

                                   By: /s/ Terrence Ronan
                                      --------------------------------------
                                        Terrence Ronan, Vice President


                                   DEN NORSKE BANK ASA, Lender

                                   By: /s/ Byron L. Cooley
                                      --------------------------------------
                                        Name: Byron L. Cooley
                                        Title: Senior Vice President

                                   By: /s/ J. Morten Kreutz
                                      --------------------------------------
                                        Name: J. Morten Kreutz
                                        Title: First Vice President


                                   WELLS FARGO BANK (TEXAS),
                                   NATIONAL ASSOCIATION, Lender

                                   By: /s/ Ann M. Rhoads
                                      --------------------------------------
                                        Name: Ann M. Rhoads
                                        Title: Vice President


                                   CHASE BANK OF TEXAS, N.A., Lender

                                   By: /s/ Russell A. Johnson
                                      --------------------------------------
                                        Name: Russell A. Johnson
                                        Title: Vice President


                                   COMERICA BANK-TEXAS, Lender

                                   By: /s/ Daniel G. Steele
                                      --------------------------------------
                                        Name: Daniel G. Steele
                                        Title: Senior Vice President

                                   MEESPIERSON CAPITAL CORP., Lender

                                   By: /s/ Darrell W. Holley
                                      --------------------------------------
                                        Name: Darrell W. Holley
                                        Title: Senior Vice President

                                   By: /s/ Richard F. Herrick
                                      --------------------------------------
                                        Name: Richard F. Herrick
                                        Title: Senior Vice President


                                   BANK OF SCOTLAND, Lender

                                   By: /s/ Annie Glynn
                                      --------------------------------------
                                        Name: Annie Glynn
                                        Title: Senior Vice President


                                   U.S. BANK NATIONAL ASSOCIATION, Lender

                                   By: /s/ Charles S. Searle
                                      --------------------------------------
                                        Name: Charles S. Searle
                                        Title: Senior Vice President


                                   HIBERNIA NATIONAL BANK

                                   By: /s/ Spencer Gagnet
                                      --------------------------------------
                                        Name: Spencer Gagnet
                                        Title: Vice President


                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By: /s/ Eric A. Schaefer
                                      --------------------------------------
                                        Name: Eric A. Schaefer
                                        Title: Manager - Operations

                                CONSENT AND AGREEMENT

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated May 22, 1998 made by it for the benefit of Agent and Lenders, and
(iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                  PLAINS RESOURCES INTERNATIONAL INC.
                                  STOCKER RESOURCES, INC.
                                  CALUMET FLORIDA, INC.
                                  PLAINS ILLINOIS INC.


                                   By: /s/ Michael R. Patterson
                                      --------------------------------------
                                        Name: Michael R. Patterson
                                        Title: Vice President

                                   STOCKER RESOURCES, L.P.

                                   By:  Stocker Resources, Inc.,
                                         its General Partner


                                        By: /s/ Michael R. Patterson
                                           ----------------------------------
                                             Name: Michael R. Patterson
                                             Title: Vice President